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                                                                    Exhibit 23.1
                         Consent of Independent Auditors

The Board of Directors
United Community Bancorp

We consent to the incorporation by reference in the Registration Statement of United Community Bancorp on Form S-3 of our report dated January 18, 2002 on the consolidated financial statements of United Community Bancorp as of and for the years ended December 31, 2001 and 2000.

/s/ Dixon Odom PLLC

Sanford, North Carolina
May 14, 2002